CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Columbia Funds Variable Series Trust II of our reports dated as indicated in Appendix A, relating to the financial statements and financial highlights, which appear in the Annual Reports on Form N-CSR of the funds indicated in Appendix A for the year ended December 31, 2017. We also consent to the references to us under the headings “Financial Highlights”, “Consolidated Financial Highlights”, “Independent Registered Public Accounting Firm” and “Organization and Management of Wholly-Owned Subsidiaries” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 26, 2018

Appendix A

Fund Name	Date of Most Recent Audited Report
Columbia Variable Portfolio - Balanced Fund	2/20/2018
Columbia Variable Portfolio - Commodity Strategy Fund	2/20/2018
Columbia Variable Portfolio - Core Equity Fund	2/20/2018
Columbia Variable Portfolio - Disciplined Core Fund	2/20/2018
Columbia Variable Portfolio - Dividend Opportunity Fund	2/20/2018
Columbia Variable Portfolio - Emerging Markets Bond Fund	2/20/2018
Columbia Variable Portfolio - Emerging Markets Fund	2/20/2018
Columbia Variable Portfolio - Global Bond Fund	2/20/2018
Columbia Variable Portfolio - Government Money Market Fund	2/20/2018
Columbia Variable Portfolio - High Yield Bond Fund	2/20/2018
Columbia Variable Portfolio - Income Opportunities Fund	2/20/2018
Columbia Variable Portfolio - Intermediate Bond Fund	2/20/2018
Columbia Variable Portfolio - Large Cap Growth Fund	2/20/2018
Columbia Variable Portfolio - Large Cap Index Fund	2/20/2018
Columbia Variable Portfolio - Limited Duration Credit Fund	2/20/2018
Columbia Variable Portfolio - Mid Cap Growth Fund	2/20/2018
Columbia Variable Portfolio - Mid Cap Value Fund	2/20/2018
Columbia Variable Portfolio - Overseas Core Fund	2/20/2018
(formerly known as Columbia Variable Portfolio - Select International Equity Fund)
Columbia Variable Portfolio - Select Large-Cap Value Fund	2/20/2018
Columbia Variable Portfolio - Select Smaller-Cap Value Fund	2/20/2018
Columbia Variable Portfolio - Seligman Global Technology Fund	2/20/2018
Columbia Variable Portfolio - U.S. Equities Fund	2/21/2018
Columbia Variable Portfolio - U.S. Government Mortgage Fund	2/20/2018
CTIVPSM - American Century Diversified Bond Fund	2/21/2018
(formerly known as Variable Portfolio - American Century Diversified Bond Fund)
CTIVPSM - BlackRock Global Inflation-Protected Securities Fund	2/20/2018
(formerly known as Variable Portfolio - BlackRock Global Inflation-Protected Securities Fund)
CTIVPSM - CenterSquare Real Estate Fund	2/21/2018
(formerly known as Variable Portfolio - CenterSquare Real Estate Fund)
CTIVPSM - DFA International Value Fund	2/21/2018
(formerly known as Variable Portfolio - DFA International Value Fund)
CTIVPSM - Loomis Sayles Growth Fund	2/20/2018
(formerly known as Variable Portfolio - Loomis Sayles Growth Fund)
CTIVPSM - Los Angeles Capital Large Cap Growth Fund	2/21/2018
(formerly known as Variable Portfolio - Los Angeles Capital Large Cap Growth Fund)
CTIVPSM - MFS® Blended Research® Core Equity Fund	2/20/2018
(formerly known as Variable Portfolio - MFS® Blended Research® Core Equity Fund)
CTIVPSM - MFS® Value Fund	2/21/2018
(formerly known as Variable Portfolio - MFS® Value Fund)
CTIVPSM - Morgan Stanley Advantage Fund	2/21/2018
(formerly known as Variable Portfolio - Morgan Stanley Advantage Fund)
CTIVPSM – Oppenheimer International Growth Fund	2/21/2018
(formerly known as Variable Portfolio - Oppenheimer International Growth Fund)
CTIVPSM - Pyramis® International Equity Fund	2/21/2018
(formerly known as Variable Portfolio - Pyramis® International Equity Fund) (to be known as CTIVPSM - AQR International Core Equity Fund effective May 21, 2018)
CTIVPSM – T. Rowe Price Large Cap Value Fund	2/21/2018
(formerly known as Variable Portfolio - T. Rowe Price Large Cap Value Fund)

Fund Name	Date of Most Recent Audited Report
CTIVPSM - TCW Core Plus Bond Fund	2/21/2018
(formerly known as Variable Portfolio - TCW Core Plus Bond Fund)
CTIVPSM - Victory Sycamore Established Value Fund	2/20/2018
(formerly known as Variable Portfolio - Victory Sycamore Established Value Fund)
CTIVPSM - Wells Fargo Short Duration Government Fund	2/21/2018
(formerly known as Variable Portfolio - Wells Fargo Short Duration Government Fund)
CTIVPSM - Westfield Mid Cap Growth Fund	2/21/2018
(formerly known as Variable Portfolio - Westfield Mid Cap Growth Fund)
Variable Portfolio - Aggressive Portfolio	2/20/2018
Variable Portfolio - Columbia Wanger International Equities Fund	2/21/2018
Variable Portfolio - Conservative Portfolio	2/20/2018
Variable Portfolio – Managed Volatility Moderate Growth Fund	2/20/2018
(formerly known as Columbia Variable Portfolio - Managed Volatility Moderate Growth Fund)
Variable Portfolio - Moderate Portfolio	2/20/2018
Variable Portfolio - Moderately Aggressive Portfolio	2/20/2018
Variable Portfolio - Moderately Conservative Portfolio	2/20/2018
Variable Portfolio - Partners Core Bond Fund	2/21/2018
Variable Portfolio - Partners Small Cap Growth Fund	2/21/2018
Variable Portfolio - Partners Small Cap Value Fund	2/20/2018